UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2015

Recro Pharma, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-36329	26-1523233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of Recro Pharma, Inc. (the “Company”) held on June 24, 2015, the Company’s shareholders, upon the recommendation of the Board of Directors, approved the Recro Pharma, Inc. Amended and Restated Equity Incentive Plan (the “Plan”). The Plan amends and restates the Recro Pharma, Inc. 2013 Equity Incentive Plan to (i) increase the aggregate amount of shares available for issuance under the Plan to 2,000,000 shares, (ii) amend the “evergreen provision” to increase the maximum number of shares that may be added to the Plan each year, (iii) permit the granting of restricted stock and restricted stock units, (iv) make changes to the definitions of “cause” and “change in control,” (v) impose an annual limit on the performance awards issuable to any recipient under the Plan for purposes of Section 162(m) of the Internal Revenue Code, and (vi) make other changes to reflect equity incentive plans typical of public companies of similar size and circumstance as the Company.

A full description of the Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2015, and such description and the foregoing summary are qualified in their entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 24, 2015, at 9:00 a.m. Eastern Time, at the offices of Ballard Spahr LLP located at 1735 Market Street, 48th Floor, Philadelphia, Pennsylvania 19103. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting.

(a) Proposal 1 — Election of Directors. Each of Winston J. Churchill and Wayne B. Weisman were elected to the Board of Directors to serve as Class I directors until the 2018 Annual Meeting of Shareholders, as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Winston J. Churchill	5,756,109	161,363	938,833
Wayne B. Weisman	5,795,013	122,459	938,833

The term of office of each of Alfred Altomari, William L. Ashton, Michael Berelowitz, Gerri Henwood and Abraham Ludomirski, M.D. continued following the meeting.

(b) Proposal 2 — Approval of the Company’s Amended and Restated Equity Incentive Plan. The Plan was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,695,049	1,220,423	2,000	938,833

(c) Proposal 3 — Ratification of Independent Registered Public Accountants. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year was ratified, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,853,869	0	2,436	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Recro Pharma, Inc. Amended and Restated Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Recro Pharma, Inc.

By:	/s/ Gerri A. Henwood
Name:	Gerri A. Henwood
Title:	Chief Executive Officer

Date: June 26, 2015

EXHIBIT INDEX

Exhibit No.	Document

10.1	Recro Pharma, Inc. Amended and Restated Equity Incentive Plan

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